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College Avenue Student Loans, LLC 233 N. King Street Wilmington, Delaware 19801

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by College Avenue Student Loans, LLC (the “Company”) and Barclays Capital Inc. (“Barclays”) and Goldman Sachs & Co. LLC (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of student loan contracts in connection with the proposed offering of College Ave Student Loans Trust 2019-A, LLC Asset-Backed Notes.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On May 13, 2019, representatives of Barclays, on behalf of the Company, provided us with a computer-generated student loan contract data file and related record layout containing data, as represented to us by the Company, as of the close of business on April 30, 2019, with respect to 22,788 student loan contracts (the “Initial Statistical Loan File”). At the instruction of the Company, we randomly selected 150 student loan contracts from the Initial Statistical Loan File (the “Sample Loans”).

Further, on June 12, 2019, representatives of the Company provided us with a supplemental data file containing the borrower first name, borrower last name and social security number for each of the 150 Sample Loans (the “Supplemental Data File”). Representatives of the Company instructed us to append the Initial Statistical Loan File with the information set forth on the Supplemental Data File. The Initial Statistical Loan File, as adjusted, is hereinafter referred to as the “Statistical Loan File.”

At the instruction of the Company, we performed certain comparisons and recomputations for each of the Sample Loans relating to the student loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

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Characteristics

1.       Loan number (informational purposes only)

2.       Borrower first name

3.       Borrower last name

4.       School name

5.       Social security number

6.       Loan type

7.       Borrower state

8.       Original principal balance

9.       Current interest rate

10.   Current principal balance

11.   First disbursement date

12. Repayment begin date

13. Loan status

14. Last day of enrollment*

15. Deferment/forbearance end date (if applicable)

16. Grace end date

17. Days past due

18. Number of scheduled remaining payments

19. School code

20. Initial repayment schedule type option

21. Credit score

22. School type

23. Maturity Date

*For Sample Loans with a loan status as set forth on the Servicing System (as defined herein) of “enrolled” only.

We compared Characteristics 2. and 3. to the corresponding information set forth on the Promissory Note, Loan Application or Final Disclosure (collectively, the “Promissory Note”) and to the Company’s servicing system (the “Servicing System”).

We compared Characteristic 4. to the corresponding information set forth on the Promissory Note.

We compared Characteristics 5. through 19. to the corresponding information set forth on the Servicing System.

Using methodologies provided to us by representatives of the Company, we compared Characteristic 20. to the corresponding information set forth on the Servicing System.

We compared Characteristic 21. to a query from the Company’s origination system provided to us by the Company on June 12, 2019 (the “Credit Score Query”).

On June 11, 2019, at the instruction of the Company, we accessed the “College Navigator Website” (https://nces.ed.gov/collegenavigator/) and, using the school name (as set forth on the Promissory Note), we compared Characteristic 22. to the corresponding information set forth on the College Navigator Website.

With respect to our comparison of Characteristic 23., we were instructed to recompute the maturity date by adding (a) the “number of scheduled payments” (as set forth on the Statistical Loan File) to (b) the repayment begin date (as set forth on the Servicing System or Servicing System Query (as defined below), as applicable) and compared such recomputed information to the corresponding information set forth on the Statistical Loan File.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 7., for the Sample Loans indicated in Appendix A, we observed a difference with respect to the borrower state set forth on the Statistical Loan File when compared to the borrower state set forth on the Servicing System. For these Sample Loans, we were instructed to perform an additional procedure and compare the borrower state set forth on the Statistical Loan File to the borrower state set forth on the Promissory Note;

•	with respect to our comparison of Characteristic 12., for the Sample Loans indicated in Appendix B, we observed a difference with respect to the repayment begin date set forth on the Statistical Loan File when compared to the repayment begin date set forth on the Servicing System. For these Sample Loans, we were instructed to perform an additional procedure and compare the repayment begin date set forth on the Statistical Loan File to the repayment begin date set forth on a query provided to us by the Company on June 14, 2019, from their servicing system, as of the close of business April 30, 2019 (the “Servicing System Query”);

•	with respect to our comparison of Characteristic 14., for the Sample Loan indicated in Appendix C, we observed a difference with respect to the last day of enrollment set forth on the Statistical Loan File when compared to the last day of enrollment on the Servicing System. For this Sample Loan, we were instructed to perform an additional procedure and recalculate the last day of enrollment by subtracting 6 months from the grace end date set forth on the Servicing System Query. We compared such recalculation to the last day of enrollment set forth on the Statistical Loan File;

•	with respect to our comparison of Characteristic 16., for the Sample Loans indicated in Appendix D, we observed a difference with respect to the grace end date set forth on the Statistical Loan File when compared to the grace end date set forth on the Servicing System. For these Sample Loans, we were instructed to perform an additional procedure and compare the grace end date set forth on the Statistical Loan File to the grace end date set forth on the Servicing System Query; and

•	with respect to our comparison of Characteristic 23., differences of 30 days or less were deemed to be “in agreement.” Further, for the Sample Loans indicated in Appendix E, we observed a difference with respect to the maturity date as set forth on the Statistical Loan File when compared to the maturity date derived above. For these Sample Loans, we were instructed to perform an additional procedure and compare the maturity date as set forth on the Statistical Loan File to the maturity date set forth on the Servicing System Query.

The student loan documents described above, including any information obtained from the Servicing System, Credit Score Query, College Navigator Website or Servicing System Query, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the student loan contracts underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the student loan contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

June 17, 2019

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 17, 2019.

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristic 7. for the following Sample Loans:

360003653168
360003656664
360003674326
360003690985

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 17, 2019.

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristic 12. for the following Sample Loans:

360003636844
360003642184
360003648597
360003654702
360003654797
360003658850
360003660678
360003661372
360003665125
360003670866
360003672918
360003677115
360003679081
360003701714
360003704350
360003706521

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 17, 2019.

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristic 14. for the following Sample Loan:

360003663693

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 17, 2019.

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristic 16. for the following Sample Loans:

360003636844
360003654702
360003654797
360003658850
360003659024
360003660678
360003661372
360003663693
360003672918
360021402494
360021404892
360021405475

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix E to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 17, 2019.

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristic 23. for the following Sample Loans:

360003613119	360003683553
360003638385	360003684289
360003642184	360003693382
360003646561	360003698129
360003650524	360003701714
360003651598	360003704323
360003653387	360003704350
360003660594	360003706678
360003663643	360003707147
360003665473	360003707869
360003665741	360003708706
360003667964	360003712036
360003668026	360003713747
360003673487	360003713864
360003674176	360021402494
360003674326	360021404545
360003679068

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.